Exhibit (a)(1)(G)

AMENDED AND RESTATED

LETTER OF TRANSMITTAL

Amended and Restated

Offer to Purchase for Cash

by

QUINPARIO ACQUISITION CORP.

of

Up to 9,200,000 of its Warrants to Purchase Common Stock

at a Purchase Price of $1.00 Per Warrant

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 PM, NEW YORK CITY TIME, ON JULY 7, 2014 OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED. WE INTEND TO EXTEND THE OFFER TO ENSURE THAT THE EXPIRATION DATE OF THE OFFER OCCURS AFTER THE COMPLETION OF THE BUSINESS COMBINATION (AS DEFINED IN THE AMENDED AND RESTATED OFFER TO PURCHASE).

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail:	By Overnight or Hand Delivery:
Attn: Reorganization Dept.	Attn: Reorganization Dept.
17 Battery Place, 8th Floor	17 Battery Place, 8th Floor
New York, NY 10004	New York, NY 10004
Attn: Reorganization Dept.	Attn: Reorganization Dept.

For this Amended and Restated Letter of Transmittal (“Letter of Transmittal”) to be validly delivered, it must be received by the Depositary at one of the addresses above before our Offer expires (in addition to the other requirements detailed herein). The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Delivery of this Letter of Transmittal to an address other than as set forth above will not be forwarded to the Depositary and will not constitute a valid delivery to the Depositary.

DESCRIPTION OF WARRANTS TENDERED (Attach Additional Signed List(s) if Necessary) (See Instruction 3)

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Warrant Certificate(s))	Warrant Certificate Number(s)*	Total Number of Warrants Evidenced by Warrant Certificate(s)	Number of Warrants Tendered**

Total Warrants

*	Do not need to complete if Warrants are delivered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Warrants evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

The Company may purchase less than all of the Warrants tendered due to proration. See “The Offer—Section 1. Number of Warrants; Purchase Price; Proration” of the Amended and Restated Offer to Purchase.

You should use this Letter of Transmittal if you are tendering physical certificates, or are causing the Warrants to be delivered by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in “The Offer—Section 3. Procedures for Tendering Warrants” of the Amended and Restated Offer to Purchase.

All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Offer to Purchase.

Certificates for Warrants, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to us. ANY DOCUMENTS DELIVERED TO US, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY OR CONSIDERED DELIVERED TO THE DEPOSITARY AND WILL NOT BE DEEMED TO BE VALIDLY DELIVERED.

The Offer is only available for outstanding Warrants. The Company also has outstanding shares of Common Stock and Units, each consisting of a share of its Common Stock and a Warrant. You may tender Warrants that are included in Units, but to do so you must first separate such Warrants from the Units and then tender such Warrants. See “The Offer—Section 3. Procedures for Tendering Warrants” of the Amended and Restated Offer to Purchase.

This Letter of Transmittal is to be completed if (i) certificates representing Warrants are to be forwarded herewith, or (ii) a tender of Warrants is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to “The Offer—Section 3. Procedures for Tendering Warrants” of the Amended and Restated Offer to Purchase (See Instruction 2) and an Agent’s Message is not utilized.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Warrants tendered. The certificate numbers, the number of Warrants represented by the certificates and the number of Warrants that the undersigned wishes to tender should be set forth in the appropriate boxes above.

Additional Information if Warrants Have Been Lost or Are Being Delivered By Book-Entry Transfer

BOOK-ENTRY TRANSFER

(See Instruction 2)

☐	CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.:

Transaction Code No.:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned recognizes that, under certain circumstances set forth in the Amended and Restated Offer to Purchase, we may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Warrants tendered. In any event, the undersigned understands that certificate(s) for any Warrants not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned understands that acceptance of Warrants by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The check for the aggregate net Purchase Price for the Warrants tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Warrants Tendered” above, unless otherwise indicated in the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Warrants from the name of its registered holder(s), or to order the registration or transfer of any Warrants tendered by book-entry transfer, if the Company does not purchase any of the Warrants.

Ladies and Gentlemen:

The undersigned hereby tenders to Quinpario Acquisition Corp. (the “Company,” “we”, “us” or “our”) upon the terms and subject to the conditions described in the Amended and Restated Offer to Purchase dated June 18, 2014 (the “Offer to Purchase”), and in this Amended and Restated Letter of Transmittal (“Letter of Transmittal”, which together, as each may be supplemented or amended from time to time, constitute the “Offer”), receipt of which is hereby acknowledged, the number indicated herein of Warrants, each to purchase one share of Common Stock, for a purchase price per Warrant of $1.00 (the “Purchase Price”).

Subject to, and effective upon, acceptance for payment of the Warrants tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Warrants tendered and orders the registration of all Warrants if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	deliver certificate(s) representing the Warrants or transfer ownership of the Warrants on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to the Warrants;

•	present certificates for the Warrants for cancellation and transfer on the books of the Company; and

•	receive all benefits and otherwise exercise all rights of beneficial ownership of the Warrants, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

All Warrants validly tendered and not properly withdrawn will be purchased, subject to the conditions of the Offer described in the Offer to Purchase, including the proration provisions. The Company may purchase less than all of the Warrants tendered due to proration. See “The Offer—Section 1. Number of Warrants; Purchase Price; Proration” of the Offer to Purchase. The undersigned understands that all Warrant holders whose Warrants are purchased by the Company will receive the same Purchase Price for each Warrant purchased in the Offer.

The undersigned covenants, represents and warrants to the Company that the undersigned:

•	has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby and when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered Warrants, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Warrants, and not subject to any adverse claims;

•	understands that tenders of Warrants pursuant to any one of the procedures described in “The Offer—Section 3. Procedures for Tendering Warrants” of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

•	releases and discharges the Company from any and all claims that the undersigned may have now or in the future arising out of or related to the Warrants tendered hereby, other than payment of the Purchase Price; and

•	will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer free and clear of all liens of the Warrants tendered hereby.

A tender of Warrants made by means of this Letter of Transmittal will also constitute an acknowledgement by the undersigned tendering Warrant holder that:

•	the Offer is discretionary and may be extended, modified, suspended or terminated by us as provided herein;

•	such Warrant holder is voluntarily participating in the Offer;

•	the future value of our Warrants is unknown and cannot be predicted with certainty;

•	such Warrant holder has received the Offer to Purchase;

•	such Warrant holder is not relying on the Company, the Information Agent or the Depositary for tax or financial advice with regard to how the Offer will impact the tendering Warrant holder’s specific situation;

•	any foreign exchange obligations triggered by such Warrant holder’s tender of Warrants or receipt of proceeds are solely his, her or its responsibility;

•	the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the Warrants or equivalent securities at least equal to the Warrants being tendered;

•	the tender of Warrants complies with Rule 14e-4; and

•	regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Warrants, such Warrant holder acknowledges that the ultimate liability for all Tax Items is and remains his, her or its sole responsibility.

The undersigned understands that tenders of Warrants pursuant to any one of the procedures described in “The Offer—Section 3. Procedures for Tendering Warrants” of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price, including without limitation by reason of any delay in making payment.

The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions”, to transfer any Warrants from the name of the registered holder(s) thereof, if the Company does not accept for payment any of the Warrants so tendered.

Unless otherwise indicated under “Special Payment Instructions”, please issue the check for the Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Warrants not tendered or not purchased, in the name(s) of the undersigned or, in the case of Warrants tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Warrants not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Warrants not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, the tender of the undersigned’s Warrants pursuant to this Letter of Transmittal is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for Warrants not tendered or not purchased and/or any check for the Purchase Price are to be issued in the name of someone other than the undersigned.

Issue:

☐      Check

☐      Warrant Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

(Complete Substitute Form W-9 or Form W-8,

as applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, and 6)

To be completed ONLY if certificate(s) for Warrants not tendered or not purchased and/or any check for the Purchase Price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated in the box entitled “Description of Warrants Tendered” above.

Mail:

☐      Check

☐      Warrant Certificate(s) to:

Name:

Address:

Zip Code:

Tax Identification or Social Security Number:

(Complete Substitute Form W-9 or Form W-8,

as applicable)

IMPORTANT

WARRANT HOLDERS SIGN HERE

(Please Complete and Return the Attached Substitute Form W-9 or an appropriate Form W-8, as applicable.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Warrants or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):

Dated:	Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9 or Form W-8, as applicable)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature:
(Please Print)

Name:

Title:

Name of Firm:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Guarantee of Signatures. No signature guarantee is required if:

•	this Letter of Transmittal is signed by the registered holder of the Warrants whose name appears on a security position listing as the owner of the Warrants tendered and the holder has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal; or

•	Warrants are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “eligible institution”).

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 5.

2.	Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed if certificates for Warrants are delivered with it to the Depositary or if a tender for Warrants is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in “The Offer—Section 3. Procedures for Tendering Warrants” of the Offer to Purchase and an Agent’s Message is not utilized. Certificates for all physically tendered Warrants or confirmation of a book-entry transfer into the Depositary’s account at DTC of Warrants tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of this Letter of Transmittal and any other required documents to DTC or any other person or address does not constitute delivery to the Depositary.

The method of delivery of all documents, including certificates for Warrants, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering Warrant holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

We will not accept any alternative, conditional or contingent tenders, nor will they purchase any fractional Warrants, except as expressly provided in the Offer to Purchase. All tendering Warrant holders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space. If the space provided in the box entitled “Description of Warrants Tendered” above is inadequate, the certificate numbers and/or the number of Warrants should be listed on one or more separate signed schedules and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Warrants. (Not applicable to Warrant holders who tender by book-entry transfer.) If fewer than all of the Warrants evidenced by any certificate are to be tendered, fill in the number of Warrants that are to be tendered in the column entitled “Number of Warrants Tendered” in the box entitled “Description of Warrants Tendered” above. In that case, if any tendered Warrants are purchased, a new certificate for the remainder of the Warrants (including any Warrants not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Warrants represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5.	Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Warrants tendered hereby are registered in the names of two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Warrants tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, no endorsement(s) of certificate(s) representing the Warrants or separate instrument(s) of transfer are required unless payment is to be made or the certificate(s) for Warrants not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Warrants not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate instrument(s) of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or instrument(s) of transfer must be guaranteed by an eligible institution. See Instruction 1.

If this Letter of Transmittal or any certificate(s) or instrument(s) of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to us of his or her authority to so act.

6.	Special Payment and Delivery Instructions. If certificate(s) for Warrants not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.	Irregularities. All questions as to the number of Warrants to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Warrants will be determined by the Company, in their sole discretion, and their determination will be final and binding on all parties, except as finally determined in a subsequent judicial proceeding in a court of competent jurisdiction if the Company’s determinations are challenged by Warrant holders. We reserve the absolute right to reject any or all tenders of any Warrants that they determine are not in proper form or the acceptance for payment of or payment for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any conditions of the Offer with respect to all tendered Warrants or waive any defect or irregularity in any tender with respect to any particular Warrants or any particular Warrant holder whether or not we waive similar defects or irregularities in the case of other Warrant holders. No tender of Warrants will be deemed to have been properly made until all defects or irregularities have been cured by the tendering Warrant holder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Warrants. None of the Company, the Depositary, the Information Agent, or any other person will be obligated to give notification of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

8.

Questions and Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth at the end of this Letter of

Transmittal. Warrant holders may request additional copies of the Offer to Purchase and this Letter of Transmittal from the Information Agent at its telephone number and address set forth at the end of this Letter of Transmittal.

9.	Important Tax Information and Substitute Form W-9. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a Warrant holder or other payee pursuant to the Offer must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the Warrant holder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury that the number is correct and that the Warrant holder is exempt from backup withholding or otherwise establishes an exemption. Therefore, each tendering Warrant holder that is a U.S. Holder (as defined in “The Offer—Section 10. Material U.S. Federal Income Tax Consequences” of the Offer to Purchase) should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal in order to provide the information and certification necessary to avoid backup withholding. If a U.S. holder provides the Depositary with an incorrect taxpayer identification number, the U.S. holder may be subject to penalties imposed by the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures. Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders, as defined in “The Offer—Section 10. Material U.S. Federal Income Tax Consequences” of the Offer to Purchase) are not subject to backup withholding. In order for a non-U.S. holder to qualify as an exempt recipient, that Warrant holder must submit to the Depositary an appropriate IRS Form W-8 (or successor form), signed under penalties of perjury, attesting to that Warrant holder’s exempt status. This form can be obtained from the Depositary. Backup withholding is not an additional tax and may be credited against U.S. federal income tax payable by a U.S. holder or, if such backup withholding exceeds such amount of tax payable, claimed as a refund.

10.	Units. The Offer is only available to outstanding Warrants. The Company also has outstanding shares of Common Stock and units, each comprising a share of Common Stock and a Warrant to acquire a share of Common Stock. The Offer is open to Warrants included within units, but any such Warrants must first be separated from the units prior to being tendered. See “The Offer—Section 3. Procedures for Tendering Warrants” of the Offer to Purchase.

ALL TENDERING U.S. HOLDERS MUST COMPLETE THE FOLLOWING:

PAYER: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Part I—Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Name:

Business Name:

Please check appropriate box

☐     Individual/Sole Proprietor

☐     Corporation

☐     Partnership

☐     Limited Liability Company.

Enter the tax classification:

(P=Partnership, C=Corporation, D=Disregarded Entity) ☐  Other

Address (Number, street and apt. or suite no.)

City, State, Zip Code

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Part III—Certifications—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE: DATE:

NOTE:	IF YOU ARE A U.S. HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that (A) 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number and (B) I must provide my taxpayer identification number within 60 days of the date I sign this form.

SIGNATURE:                                                              DATE:

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Warrants being tendered or confirmation of book-entry transfer and all other required documents should be sent or delivered by each Warrant holder of the Company who wishes to participate in the Offer or such holder’s broker, dealer, commercial bank, trust company or other nominee, to the Depositary by the Expiration Date at one of the addresses set forth below. Holders are encouraged to return a completed Substitute Form W-9 or Form W-8, as applicable, with this Letter of Transmittal.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

Attn: Reorganization Dept.

17 Battery Place, 8th Floor

New York, NY 10004

Questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers set forth below. Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue, 3rd Floor

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokerage firms: (203) 658-9400

quinpario.info@morrowco.com